UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2001

STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	0-19508 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)

110 Veterans Memorial Boulevard
Metairie, Louisiana 70005
(Address of principal executive offices) (Zip Code)

(504) 837-5880
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5.     Other Events

            On June 13, 2001, the Company issued the following press release.

Stewart Enterprises Extends Cash Tender

Offer for a Portion of its Senior Debt Securities

METAIRIE, LOUISIANA, June 13, 2001 . . . Stewart Enterprises, Inc. (Nasdaq NMS: STEI) announced today that it has extended the expiration date of its cash tender offer for up to $200 million combined aggregate principal amount of its 6.70% Notes Due 2003 (the "6.70% Notes") and its 6.40% Remarketable Or Redeemable Securities (ROARSsm) Due May 1, 2013 (Remarketing Date May 1, 2003) (the "ROARS" and, collectively with the 6.70% Notes, the "Notes").

As extended, the tender offer for the Notes will now expire at 5:00 p.m., New York City time, on June 28, 2001, in order to coordinate with the Company's debt refinancing transactions described in the Company's Purchase Offer Statement dated May 15, 2001 (the "Offer Statement"), its Current Report on Form 8-K dated June 5, 2001, and its Quarterly Report on Form 10-Q for the quarter ended April 30, 2001. The Company may further extend the tender offer as necessary to coincide with the anticipated closing of the Company's other refinancing transactions. None of the refinancing transactions are yet the subject of definitive agreements. Accordingly, no assurance can be given that the tender offer or any of the other refinancing transactions will be successfully completed.

The Company has been advised by the depositary for the tender offer that, as of the previously scheduled expiration time of 5:00 p.m., New York City time, on June 13, 2001, $299,075,000 aggregate principal amount of the Notes had been validly tendered, comprised of $99,900,000 principal amount of the 6.70% Notes and $199,175,000 principal amount of the ROARS. These tenders satisfy the minimum tender conditions specified in the Offer Statement.

The complete terms and conditions of the tender offer, all the other terms of which remain unchanged, are described in the Offer Statement. Copies of the Offer Statement may be obtained by contacting the information agent, D.F. King & Co., Inc., at (800) 628-8509. Additional information concerning the tender offer may be obtained by contacting the Company's exclusive dealer manager for the tender offer, Banc of America Securities LLC, attention Henk Bouhuys at (888) 292-0070 (toll free) or (704) 388-2842 (collect).

Founded in 1910, Stewart Enterprises is the third largest provider of products and services in the death care industry in the United States, currently owning and operating 612 funeral homes and 161 cemeteries in North America, South America, Europe and the Pacific Rim.

The tender offer is made solely by the Offer Statement. This press release does not constitute an offer to purchase (or a solicitation of an offer to sell) Notes.

________________________

CONTACT: Kenneth C. Budde, Chief Financial Officer of the Company, at (504) 837-5880 or Henk Bouhuys, Managing Director, Banc of America Securities LLC, at the numbers provided above.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.

June 14, 2001	/s/ MICHAEL G. HYMEL Michael G. Hymel Vice President Chief Accounting Officer Corporate Controller